SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                      (Amendment No.     )

Filed by the Registrant [X ]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
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        Rule 14a-6(c)(2)
[ X ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12


                   CADIZ LAND COMPANY, INC.
              ------------------------------------
          (Name of Registrant as Specified in Its Charter)
            --------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
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        or Item 22(a)(2) of Schedule 14A.
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        Rule 14a-6(i)(3).
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
        and 0-11.
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        ------------------------------------------------------------
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        ------------------------------------------------------------
   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        -------------------------------------------------------------
   4)   Proposed maximum aggregate value of transaction:
        -------------------------------------------------------------
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        --------------------------------------------------------------
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        --------------------------------------------------------------
[   ]   Check box if any part of the fee is offset as provided by Exchange
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        fee was paid previously.  Identify the previous filing by
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   1)   Amount Previously Paid:_____________________________________________

   2)   Form, Schedule or Registration Statement No.:_______________________
   3)   Filing Party:_______________________________________________________
   4)   Date Filed:________________________________________________________


            CADIZ LAND COMPANY, INC.

    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
           To Be Held November 8, 1996



To the Stockholders of
Cadiz Land Company, Inc.:

The Annual Meeting of Stockholders of Cadiz Land Company, Inc., a
Delaware corporation (the "Company"), will be held at the Westwood
Marquis Hotel and Gardens located at 930 Hilgard Avenue, Los Angeles, California, on Friday, November 8, 1996, at 9:00 a.m., local time, and any adjournments thereof, to consider and act upon the following matters:

(1) The election of four members of the Board of Directors, each to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified;

(2) Amendment of the Company's Certificate of Incorporation increasing the number of authorized shares of Common Stock from 24,000,000 to 45,000,000;

(3)   Ratification of the Company's 1996 Stock Option Plan;

(4) Ratification of the selection of Price Waterhouse LLP as the Company's independent certified public accountants for fiscal year 1997; and

(5) The transaction of such other business as may properly come before the meeting and any adjournments thereof.

The subject matter of each of the above proposals is described within the Proxy Statement.

The Board of Directors has fixed the close of business on September 20, 1996, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

In order to constitute a quorum for the conduct of business at the Annual Meeting, holders of a majority of all outstanding shares of Common Stock must be present in person or be represented by proxy.

Whether or not you expect to attend the Annual Meeting in person, please date, sign and mail the enclosed proxy in the postage-paid return envelope provided as promptly as possible. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                          By Order of the Board of Directors

                          /s/ Susan K. Chapman
                          ______________________________
                          Secretary

Rancho Cucamonga, California
September 23, 1996

             CADIZ LAND COMPANY, INC.
          Annual Meeting of Stockholders

                TABLE OF CONTENTS


                                               Page
                                              -----
PROXY STATEMENT INTRODUCTION . . . . . . . . . . 1

BENEFICIAL OWNERSHIP OF SECURITIES . . . . . . . 2

PROPOSAL 1:
    Election of Directors. . . . . . . . . . . . 4

PROPOSAL 2:
    Approval of Amendment to Certificate of
     Incorporation. . . . . . . . . . . . . . . 15

PROPOSAL 3:
    Approval of 1996 Stock Option Plan . . . . .17

PROPOSAL 4:
    Approval of Independent Auditors . . . . . .19

OTHER MATTERS. . . . . . . . . . . . . . . . . .19

STOCKHOLDER PROPOSALS. . . . . . . . . . . . . .19

ADDITIONAL INFORMATION . . . . . . . . . . . . .19

            CADIZ LAND COMPANY, INC.
       10535 Foothill Boulevard, Suite 150
       Rancho Cucamonga, California 91730


                 PROXY STATEMENT
                       for
         ANNUAL MEETING OF STOCKHOLDERS
           To Be Held November 8, 1996


To Our Stockholders:

Your Board of Directors furnishes this Proxy Statement in connection with its solicitation of your proxy in the form enclosed to be used at the Company's Annual Meeting of Stockholders to be held on Friday, November 8, 1996, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

The Company's Annual Report for the fiscal year ended March 31, 1996, including audited financial statements, is being mailed to you with this Proxy Statement on or about September 23, 1996

We cordially invite you to attend the Annual Meeting. Whether or not you plan to attend, please date, sign and return your proxy promptly in the postage paid return envelope provided. You may revoke your proxy at any time prior to its exercise at the meeting by notice to the Company's Secretary, and, if you attend the meeting, you may vote your shares in person. You may also revoke your proxy by returning a duly executed proxy bearing a later date. Your proxy, if not revoked, will be voted at the Annual Meeting in accordance with the instructions specified therein.

Only holders of record of the Company's Common Stock at the close of business on September 20, 1996, will be entitled to vote at the meeting. At the close of business on September 13, 1996, there were 21,296,943 shares of Common Stock of the Company outstanding, with each share of Common
Stock being entitled to one vote on each matter to be voted upon. There is no right to cumulate votes as to any matter.

The candidates for director receiving a plurality of the votes of the shares present in person or represented by proxy will be elected (Proposal 1). An affirmative vote of a majority of all outstanding shares is required for approval of Proposals 2 and 3. An affirmative vote of a majority of the shares present and voting at the meeting is required for approval of Proposal
4. For purposes of determining whether a matter has received a majority vote either of shares present or of all outstanding shares, abstentions will be included in the vote totals, with the result that an abstention has the same effect as a negative vote. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (so-called "broker non-votes"), those shares will not be included in the vote totals and therefore will have no effect on the vote on Proposals 1 and 4, but will have the same effect as a negative vote on Proposals 2 and 3.

Stockholders of the Company will not have appraisal rights with respect to any of the proposals to be voted upon at the Annual Meeting.

The Company has been advised by its directors and officers that they intend to vote the 1,352,512 outstanding shares of Common Stock which they hold or control, representing 6.35% of the total shares outstanding as of the record date, in favor of the Proposals presented in this Proxy Statement. See "Beneficial Ownership of Securities."

The entire cost of soliciting proxies will be borne by the Company, including expenses in connection with preparing and mailing proxy solicitation materials. In addition to use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without extra compensation, by telephone, telegraph or personal solicitation, and no additional compensation will be paid to such persons. If requested, the Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses incurred in mailing proxy material to their principals.


        BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth, as of September 13, 1996, the ownership of Common Stock of the Company by each stockholder who is known by the Company to own beneficially more than 5 percent of the outstanding
Common Stock, by each director, by each executive officer listed in the Summary Compensation Table below, and by all directors and officers as a group.

                                          Amount and Nature of       Percent
Name and Address                          Beneficial Ownership       of Class
- ----------------                          ------------------------ -------------
Morgan Stanley Group, Inc., et. al.       1,834,000<F1>              8.61%
1251 Avenue of the Americas
New York, NY

Fidelity International Limited, et. al.   1,642,567<F2>               7.71%
Pembroke Hall
42 Crow Lane
Hamilton, Bermuda

The Capital Group Companies, Inc.          1,240,000<F3>              5.82%
333 South Hope Street
Los Angeles, CA 90071

Jupiter Asset Management Limited           1,141,633<F4>              5.36%
Knightsbridge House
197 Knightsbridge
London SW7 1RB England

Dwight W. Makins                             375,000<F5>               1.74%
Beaurepaire House
Sherborne St. John
Basingstoke
Hampshire RG26 5EH
United Kingdom

Keith Brackpool                           1,193,795<F6>                5.41%
10535 Foothill Blvd., Suite 150
Rancho Cucamonga, CA 91730

J.F.R. Hammond                              475,017<F7>                2.22%
10 Compton Terrace
London N1 2UN
United Kingdom

Stephen D. Weinress                         165,000<F8>                0.77%
3333 Michelson Dr.
Irvine, CA  92715

Susan K. Chapman                            102,700<F9>                0.48%
10535 Foothill Blvd., Suite 150
Rancho Cucamonga, CA 91730

David Peterson                              150,000<F10>               0.70%
19065 Portola Drive, Suite K
Salinas, CA 93908

Theodore W. Dutton                          469,000                    1.81%
10535 Foothill Blvd., Suite 150
Rancho Cucamonga, CA 91730


All Directors and Officers as a Group     2,952,512<F5><F6><F7>       12.89%
(9 individuals)                                    <F8><F9><F10><11>
- --------------------------------

   <F1>  A Schedule 13G has been filed with the Securities and Exchange
         Commission indicating that Morgan Stanley Group, Inc. ("MS Group") may be deemed to be the indirect beneficial owner of 1,744,000 shares of Common Stock, arising from the indirect beneficial ownership of such shares by Morgan Stanley Asset Management Limited ("MSAM"), a subsidiary of MS Group. The address of MSAM is 25 Cabot Square,
         Canary Wharf, London E14 4QA, England. The Schedule 13G indicates that all such shares are held by MSAM in its capacity as an Investment Adviser, and that MS Group and MSAM share voting and investment power with respect to the shares which they may be deemed to beneficially own. MS Group and MSAM each disclaim beneficial ownership of such shares pursuant to Rule 13d-4 under the Securities Exchange Act of 1934. Morgan Stanley purchased an additional 90,000 shares of Common Stock through private placements during the year ended March 31, 1996.

  <F2>   Fidelity International Limited ("FIL") and FMR Corp. ("FMR") have each filed Schedule 13Ds and amendments thereto with the Securities and Exchange Commission indicating that, although they do not consider themselves to be acting as a "group," they hold, directly or indirectly, a total of 1,452,567 shares of Common Stock. The Schedule 13Ds state that FIL beneficially owns, as investment adviser or the parent of the investment adviser to certain international funds and international pension accounts, 1,452,567 shares of Common Stock and that such funds and accounts and FIL, as investment adviser to the funds and accounts, has sole voting and investment power as to all such shares. Neither FMR nor its subsidiary Fidelity Management & Research Company ("Fidelity") beneficially own any shares. According to the Schedule 13Ds, Mr. Edward C. Johnson 3d, who is Chairman of
         FIL and FMR, owns 24.9 percent of the outstanding votingcommon stock of FMR, and a partnership controlled by Mr. Johnson and members of his family own shares of FIL with the right to cast approximately 47.22 percent of the total votes which may be cast by shareholders of FIL. The Schedule 13Ds indicate that FIL was a subsidiary of Fidelity prior to June 30, 1980, at which time the shares of FIL held by Fidelity were distributed as a dividend to the shareholders of FMR, and that FIL currently operates as an entity independent of FMR and Fidelity. Fidelity purchased an additional 190,000 shares of Common Stock through private placements during the year ended March 31, 1996.

  <F3>   The Capital Group Companies, Inc. has filed a Schedule 13G with the
         Securities and Exchange Commission indicating that it holds 990,000 shares as Discretionary Manager by virtue of its affiliates acting as investment manager to a number of institutional investors. During the year ended March 31, 1996, the Capital Group Companies subscribed to an additional 250,000 shares of Common Stock through a private placement.

  <F4>   Jupiter Asset Management Limited has filed a Schedule 13D with the
         Securities and Exchange Commission indicating that it holds such shares in its capacity as Discretionary Manager by virtue of its acquisition, in July 1994, of all of the business and assets of Queen Anne's Gate Asset Management Limited, which had previously acted as investment manager with respect to such shares.

  <F5>   Includes 250,000 shares underlying presently exercisable options.

  <F6>   Includes 750,000 shares underlying presently exercisable options.

  <F7>   Includes 285,017 shares held by a corporation of which Mr. Hammond is an affiliate. Also includes 125,000 shares underlying presently exercisable options.

  <F8>   Includes 125,000 shares underlying presently exercisable options.

  <F9>   Includes 100,000 shares underlying presently exercisable options.
         Does not include 25,000 shares underlying conditional options held by Ms. Chapman, the conditions to the vesting of which have not yet been met.

 <F10>   Includes 150,000 shares underlying presently exercisable options.
         Does not include 100,000 shares underlying conditional options held by Mr. Peterson, the conditions to the vesting of which have not yet been met.

 <F11>   Includes 100,000 shares underlying options issued to Timothy J.
         Shaheen

                    PROPOSAL 1

               ELECTION OF DIRECTORS


The Board of Directors has nominated the four persons listed below for election at the Annual Meeting to serve as directors for a term expiring at the 1997 Annual Meeting of Stockholders or until their respective successors are elected and qualified. Each nominee currently serves as a director and has agreed to serve as such for another term if elected.

Proxies will be voted for the election of the four nominees named below unless instructions are given to the contrary. Proxies cannot be voted for a greater number of persons than the number of nominees named. Should any nominee become unable to serve as a director, the persons named in the enclosed form of proxy will, unless otherwise directed, vote for the election of such other person as the present Board of Directors may designate to fill that position.


DIRECTORS AND EXECUTIVE OFFICERS

The following sets forth certain biographical information, the present occupation and business experience for the past five years of each director and executive officer, including Board nominees:

          Nominees for Director:

         Name                    Age     Position with the Company
_____________________________    ____    ____________________________

Dwight W. Makins                 45      Chairman of the Board

Keith Brackpool                  39      Chief Executive Officer & Director

J.F.R. Hammond                   54      Director

Stephen D. Weinress              55      Director

Executive Officers:

Name                     Age      Position with the Company
___________________      _____     _____________________________


Susan K. Chapman         43        Chief Financial Officer and Secretary

Timothy J. Shaheen       36        Chief Executive Officer of Subsidiary

Stanley E. Speer         35        Senior Vice President & Chief Financial
                                   Officer of Subsidiary

David J. Peterson        43        Senior Vice President of Agricultural
                                   Development of Subsidiary


Dwight W. Makins was elected as Chairman of the Board in December 1991. Mr. Makins currently serves as a director of King and Shaxson (Holdings) plc, a British bank and discount house. Prior to July 1988, he was managing director of John Govett & Co. Ltd. He is a director of a number of U.K. companies.
Mr. Makins is a member of the Audit Committee and Compensation Committee of the Board of Directors.

Keith Brackpool is a founder of the Company, and has served as a member of the Company's Board of Directors since September 1986, and served as Chairman of the Board from 1989 through December 1991, when he was reappointed as Chief Executive Officer of the Company. From October 1989 until May 1991, Mr. Brackpool was employed as the President of Albert Fisher, Inc., a wholly-owned subsidiary of The Albert Fisher Group PLC, a U.K. corporation and was a director of The Albert Fisher Group PLC until May 31, 1991. Since 1988, Mr. Brackpool has served as an officer and principal of the general partner of 1334 Partners, Ltd., a California limited partnership which holds commercial real estate in Southern California.

J.F.R. Hammond was named to the Company's Board of Directors in December 1991. Since March 1987 Mr. Hammond has been self employed, and his business activities primarily involve private investments in various companies. Mr. Hammond also serves as Chairman of a Canadian oil and gas company traded on the Alberta exchange. Prior to March 1987, Mr. Hammond was managing director of Greenwell-Montagu Securities, a British brokerage firm. Mr. Hammond is a member of the Audit Committee and Compensation Committee of the Board of Directors.

Stephen D. Weinress was appointed a director of the Company in September 1993. Since 1984 he has been the Managing Director of L.H. Friend, Weinress, Frankson & Presson, Inc., an investment banking firm based in Irvine, California. Mr. Weinress is a member of the Audit Committee and Compensation Committee of the Board of Directors.

Susan K. Chapman became Chief Financial Officer and Secretary of the Company in November 1993. From 1985 until she joined the Company, Ms. Chapman served as Vice President of Operations and Controller of Agora Development, Inc., a private real estate development company, where she supervised all financial and operational aspects of the company. Prior thereto, she served for five years as Senior Accountant with the accounting firm of Price Waterhouse LLP, following which she served as a senior financial executive of a privately held manufacturing company. Ms. Chapman is a Certified Public Accountant.

David J. Peterson joined the Company as Vice President of Agricultural Development in April 1994. Mr. Peterson has twelve years experience in the produce industry, most recently serving as Chief Operating Officer of the Procurement Division of Albert Fisher North America since 1990. In this capacity Mr. Peterson directed purchases for and sales to Albert Fisher PLC North American Distributors, a produce distributor with aggregate annual sales of approximately $800 million. Previously, Mr. Peterson established a centralized product distribution network for Sysco (the largest U.S. food service distributor) in his capacity as General Manager-Procurement for Sysco between 1988 and 1990.

Timothy J. Shaheen was appointed Chief Executive Officer of the Company's subsidiary, Sun World International, Inc. ("Sun World"). Mr. Shaheen has seven years experience in the produce industry, most recently serving as a senior executive with Albert Fisher North America. While with Albert Fisher, Mr. Shaheen also served as Director of its Canadian Produce Operations and as a Director of Fresh Western Marketing, one of the largest growers/shippers of fresh vegetables in the Salinas Valley of California. Mr. Shaheen has also served as a past director of the Los Angeles Association of Produce Wholesalers and Dealers. Prior to Albert Fisher, Mr. Shaheen was a senior manager with the accounting firm of Ernst & Young LLP. Mr. Shaheen is a Certified Public Accountant.

Stanley E. Speer joined the Company following completion of the acquisition by the Company of Sun World as a Senior Vice President and Chief Financial Officer of Sun World. Mr. Speer has fifteen years experience in public accounting with the accounting firm of Coopers & Lybrand LLP where he has served since 1992 as a partner to their financial advisory services department. Mr. Speer has served as a trained mediator for the bankruptcy mediation program of the United States Bankruptcy Court Central District of California (the "Bankruptcy Court"), and has provided expert witness testimony in cases before the Bankruptcy Court. Mr. Speer is a Certified Public Accountant.

Directors of the Company hold office until the next annual meeting of stockholders or until their successors are elected and qualified. There are no family relationships between any directors or current officers of the Company. Officers serve at the discretion of the Board of Directors.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
- -------------------------------------------------------
Based upon the Company's review of the reports and amendments on Forms 3, 4 and 5 furnished to the Company pursuant to Section 16 of the Securities Exchange Act of 1934, all such reports were filed in a timely manner by reporting persons.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
- -------------------------------------------------
During the year ended March 31, 1996, the Board of Directors held five formal meetings and held various telephone conferences. Each current director attended at least 75 percent of the meetings of the Board and at least 75 percent of the meetings of Board committees of which each was a member during the year.

The Board of Directors has two standing committees, the Audit Committee and the Compensation Committee. The Board does not have a nominating committee. Messrs. Weinress, as chairman, Makins and Hammond serve on the Audit Committee, the purpose of which is to oversee preparation of the Company's financial statements. The Audit Committee met four times during the year ended March 31, 1996. Messrs. Makins, as chairman, Hammond and Weinress serve on the Compensation Committee, the purpose of which is to establish salary and bonus compensation levels for the Company's executive officers. The Compensation Committee met four times during the year ended March 31, 1996.

EMPLOYMENT ARRANGEMENTS
- -----------------------
Mr. Brackpool is compensated pursuant to a Compensation Agreement effective as of April 2, 1993. Under the terms of this Agreement, Mr. Brackpool receives compensation of $29,167 per month. Mr. Brackpool also receives the use of an automobile owned by the Company.

Ms. Chapman is compensated pursuant to a letter agreement effective November 5, 1993 which provides for base compensation of $130,000 per annum. Ms. Chapman also receives the use of an automobile owned by the Company.

Mr. Peterson is compensated pursuant to an Employment Agreement effective April 11, 1994 which provides for base compensation of $185,000 per annum. This Employment Agreement also provides for cash bonuses, including (i) an immediate bonus of $30,000, which was paid in fiscal 1995; (ii) conditional annual bonuses based on specific performance criteria; and (iii) other performance bonuses awarded at the discretion of the Board of Directors.
No bonuses have been awarded to date. Mr Peterson also receives the use of an automobile owned by the Company.

Timothy J. Shaheen has been engaged by the Company to act as Chief Executive Officer of Sun World. In this capacity, Mr. Shaheen will receive compensation from Sun World at an annual rate of $250,000 and the Board of Directors has approved the grant to Mr. Shaheen 400,000 stock options of which 300,000 will be conditional upon certain performance criteria of Sun World to be established by the Board of Directors of the Company.

Stanley E. Speer has been engaged by the Company to act as Chief Financial Officer of Sun World. In this capacity, Mr. Speer will receive compensation from Sun World at an annual rate of $225,000 and the Board of Directors has approved the grant to Mr. Speer of 200,000 stock options which are conditional based upon certain performance criteria of Sun World to be established by the Board of Directors of the Company.

COMPENSATION OF DIRECTORS
- -------------------------
Mr. Brackpool does not receive any additional compensation for serving as a director of the Company.

Mr. Makins receives cash compensation for his services as Chairman pursuant to a Compensation Agreement effective April 2, 1993, which provides for base compensation of $75,000 per year, payable quarterly in advance, plus payment for certain additional services performed on behalf of the Company, at the rate of (i) $1,000 per day if such services are performed within the United Kingdom, or (ii) $1,500 per day if such services are performed outside the United Kingdom. During the Company's 1996 fiscal year, Mr. Makins received total cash compensation of $77,750 pursuant to this Compensation Agreement.

Mr. Hammond receives cash compensation for his services as a Director pursuant to a Compensation Agreement effective April 2, 1993, which provides for compensation of $25,000 per year, payable quarterly in advance. During the Company's 1996 fiscal year, Mr. Hammond received total cash compensation of $25,000 pursuant to this arrangement.

Mr. Weinress receives cash compensation for his services as a Director in the amount of $25,000 per year, payable quarterly in advance. During the Company's 1996 fiscal year, Mr. Weinress received total cash compensation of $25,000 pursuant to this arrangement.

              EXECUTIVE COMPENSATION

The tables and discussion below set forth information about the compensation awarded to, earned by, or paid to the Company's executive officers during the fiscal years ended March 31, 1994, 1995 and 1996.

            SUMMARY COMPENSATION TABLE


                                       Annual              Long-Term
                                    Compensation         Compensation
                                 --------------------    -------------
Name and Principal       Fiscal                            Stock
     Position             Year    Salary<F1>    Bonus      Options
- ------------------------  ----    ---------------------   ---------
Keith Brackpool           1996    $350,000    $175,000        -0-
Chief Executive Officer   1995     280,000         -0-     750,000
                          1994     202,083      50,000     500,000

David Peterson<F2>        1996    $185,000    $    -0-      50,000<F3>
Vice President of         1995     150,000      30,000     200,000<F3>
Agricultural Development

Susan K. Chapman<F4>      1996    $130,000    $    -0-         -0-
Chief Financial Officer   1995     110,000         -0-      25,000<F5>
and Secretary             1994      40,542         -0-     100,000<F6>

- ----------------------

   <F1> Does not include the dollar value of other annual compensation not properly categorized as salary or bonus, which consisted entirely during each fiscal year of perquisites and other personal benefits aggregating less than 10 percent of the total of annual salary reported for each of the above named executive officers for each fiscal year. See "Employment Arrangements".

   <F2> No disclosure for the fiscal year ended March 31, 1994 is provided for Mr. Peterson because he joined the Company after the end of the 1994 fiscal year, in April 1994.

   <F3> 100,000 of the options granted to Mr. Peterson during the fiscal year ended March 31, 1995 were conditional options. 50,000 of such options have since vested. The 50,000 options granted to Mr. Peterson during fiscal year ended March 31, 1996 were conditional options, none of which have since vested.

   <F4> Ms. Chapman joined the Company in November 1993.  Salary reported for fiscal 1994 represents compensation for the period November 1993 through March 31, 1994.

   <F5> The 25,000 options granted to Ms. Chapman during the fiscal year ended March 31, 1995 were conditional options, none of which have since vested.

   <F6> The 100,000 options granted to Ms. Chapman during the fiscal year ended March 31, 1994 were conditional options, all of which have since vested.


         OPTION GRANTS IN LAST FISCAL YEAR

                                                            Potential Relizable
                           Percent of                              Value
                          Total Options                         At Assumed
                           Granted to                          Annual Rates
                            Employees  Exercise               of Stock Price
                               in       Price                Appreciation for
                  Options    Fiscal    Per Share  Expiration   Option Term<F5>
Name             Granted<F1> Year<F2>  ($/Sh)<F3> Date<F4>     5%       10%
- --------------   ----------- --------  -------    --------- -------------------
David Peterson   50,000<F6>  8.23%     $4.25      4-20-00   $117,752  $ 141,835


  <F1>   All options granted to the named officer were non-qualified options.

  <F2>   Also includes options granted to consultants during the fiscal year.

  <F3>   All options were granted at market value (average of closing bid and asked prices for the Company's Common Stock as reported by Nasdaq) at date of grant.

  <F4>   All options have a fixed term of five years.

  <F5>   Potential gains are reported net of the option exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only. Actual gains on stock option exercises are dependent on the future performance of the Common Stock and overall stock market conditions. The amounts reflected in this table may not necessarily be achieved.

  <F6>   The vesting of all 50,000 options was conditioned upon certain criteria to be established by the Board of Directors of the Company. None of these options have become vested.

                           FISCAL YEAR-END OPTION VALUES

                                                         Value of
                        Number of Unexercised     Unexercised In-the-Money
                         Options at FY-End (#)       Options at FY-End
Name                  Exercisable/Unexercisable  Exercisable/Unexercisable<F1>
- -------------------   -------------------------  -----------------------------
Keith Brackpool         750,000/-0-              $1,312,500/$ -0-

David Peterson          150,000/100,000<F2>      $300,000/$200,000<F2>

Susan K. Chapman        100,000/25,000<F3>       $325,000/$43,750<F3>


<F1>  Based upon the Nasdaq closing sales price per share at fiscal year end.

<F2>  Includes 150,000 shares underlying presently exercisable options.  Does not include 100,000 shares underlying conditional options, the conditions to the vesting of which have not yet been met.

<F3>  Includes 100,000 shares underlying presently exercisable options.  Does not include 25,000 shares underlying conditional options, the conditions to the vesting of which have not yet been met.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
- ------------------------------------------------------------
During the Company's fiscal year ended March 31, 1996, all decisions concerning executive officer compensation were made by the Compensation Committee of the Board of Directors. The members of such committee were Messrs. Makins, Weinress and Hammond, all of whom are non-employee directors. Mr. Makins serves as Chairman of the Board. See "Directors and Executive Officers."

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
- --------------------------------------------------------------
The Compensation Committee has furnished the following report on executive compensation:<F1>

The Company's business plan has been designed to promote the maximization of the long-term value of the Company's properties. As such, the Compensation Committee believes that compensation to the Company's executive officers should be designed to encourage and reward management's efforts to promote the fulfillment of the Company's business plan and position the Company for long term growth. Such a compensation program helps to achieve the Company's business and financial objectives and also provides incentives needed to attract and retain well-qualified executives in a highly competitive marketplace. To this end, the Company has developed a compensation program with three primary components: base salary, performance based cash awards and long term incentives.


    <F1>  This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this report by reference, and shall not otherwise be deemed filed under such acts.


The Board of Directors has formed a Compensation Committee which is responsible for reviewing and establishing the compensation payable to the Company's executive officers, including the Chief Executive Officer. For executive officers other than the Chief Executive Officer, the Compensation Committee establishes compensation levels based, in part, upon the recommendations of the Chief Executive Officer.

BASE SALARY. An effort is made to establish base salary levels for all executive officers so as to be competitive with the salaries of executives of other companies with similarly sized asset portfolios and to ensure the continued services of key individuals. See "Employment Arrangements" for terms of all agreements regarding executive compensation. No specific or set formula has been used to tie base salary levels to precise measurable factors. Adjustments to an executive officer's base salary, once established, can be made at the discretion of the Compensation Committee, based upon such factors as position and responsibility, salary history and cost of living increases.

Where applicable, the Committee may also consider the past performance of the officer, both in adjusting base salary levels and in determining additional incentive compensation, such as the cash awards and long term incentives discussed below. In view of the relatively small number of senior Company officers, the performance of each executive officer can be linked to the overall performance of the Company. For compensation purposes, the Compensation Committee does not believe that overall Company performance can be measured as a function of short-term profits or losses, as the Company holds its assets for long-term maximization of values and is currently not receiving significant revenues from operations. Rather, the Company's overall performance during any period is more appropriately measured through a subjective evaluation of the progress made by the Company during such period toward the achievement of its long range business goals, taking into account the general economic climate.

PERFORMANCE BASED CASH AWARDS. The Compensation Committee believes that incentives should be offered to executives which are related to improvements in Company performance that yield increased value for stockholders. Although the Compensation Committee relies primarily upon the grant of incentive stock options to reward executive performance (see "Long-Term Incentives", below), under certain circumstances, the Compensation Committee will utilize performance based cash awards from time to time to provide additional incentives. No such discretionary awards were made during fiscal 1996.

Although, as discussed above, overall Company performance is not readily measurable on an objective basis, objective criteria can currently be applied to certain parts of the Company's development operations. For executive officers with responsibility in these areas (including the Company's Vice President of Agricultural Development), the Company has entered into compensation agreements which provide for specific non-discretionary cash bonuses upon achieving specified goals. See "Employment Arrangements". The Company does not use such non-discretionary arrangements with executive officers whose responsibilities are more general in nature, such as the Chief Executive Officer and Chief Financial Officer.

LONG-TERM INCENTIVES. The primary form of incentive compensation offered by the Company to executives consists of long-term incentives in the form of stock options. This form of compensation is intended to help retain executives and motivate them to improve the Company's long-term performance and hence long-term stock market performance. Stock options are granted at the prevailing market value and will only have added value if the Company's stock price increases.

The Committee views the grant of stock options as both a reward for past performance and an incentive for future performance. Stock options granted by the Company may vest immediately upon grant, or upon the achievement of certain specific performance goals. Where performance is not readily measurable, the vesting of options granted are often dependent upon the satisfaction of subjective performance criteria. The 50,000 options granted to the Company's Vice President of Agricultural Development during fiscal 1996 vest upon the satisfaction of subjective performance criteria and entirely at the discretion of the Board. In the case of executive officers who perform services more readily measurable by objective criteria, a portion of the options granted vest only upon the achievement of stated performance goals.

During fiscal 1996, the Company was able to place itself in a significantly improved position for ultimate realization of its long-range goals through progress in negotiations for the transfer of surplus water to third parties, through additional property acquisitions, through additional development of its Cadiz properties and through planning and negotiating the acquisition of Sun World International, Inc. ("Sun World")

In considering the compensation of Keith Brackpool, the Company's Chief Executive Officer, the Compensation Committee granted Mr. Brackpool an increase in salary, primarily as a result of his efforts in negotiating the purchase of Sun World. The Company's Chief Executive Officer was primarily responsible for these negotiations, while continuing to fulfill his duties regarding the Company's existing agriculture business and efforts to develop a commercial water transfer program. In evaluating the remuneration package of the Chief Executive Officer, the Committee took into account these normal duties, as well as the successful results obtained by the Chief Executive Officer in the Sun World negotiations, his expertise in financing transactions thereby reducing professional fees paid to third parties, and increased levels of responsibility.

After considering each of these factors, the Committee agreed that the base salary of the Chief Executive Officer should be raised from $23,333 per month to $29,166 per month, and that a bonus of $175,000 should be paid for the fiscal year ended March 31, 1996.

Options granted by the Company during fiscal 1996, 1995 and 1994, whether vesting immediately or contingently, are exercisable for a period of five years from grant. The Compensation Committee anticipates that options may again be granted in the future in order to provide executives with additional long-term incentives. Such options may be granted pursuant to the Company's 1996 Stock Option Plan, if approved by the stockholders. See "Proposal 3
- - Approval of 1996 Stock Option Plan."

                                                THE COMPENSATION COMMITTEE

                                                Dwight W. Makins, Chairman
                                                Stephen D. Weinress
                                                J.F.R. Hammond

STOCK PRICE PERFORMANCE

The stock price performance graph below compares the cumulative total return of the Company's Common Stock against the cumulative total return of the Nasdaq
US index and the Nasdaq Non-Financial index for the past five fiscal years.
The graph indicates for each index a measurement point of March 31, 1991, and assumes a $100 investment on such date in the Company's Common Stock and in each index. With respect to the payment of dividends, the Company has not paid any dividends, but the Nasdaq US index and Nasdaq Non-Financial index assume that all dividends were reinvested. The stock price performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this graph by reference, and shall not otherwise be deemed filed under such acts.


          STOCK PRICE PERFORMANCE GRAPH
        [Performance Graph Appears Here]

Company and
Indices             3/28/91  3/31/92   3/31/93    3/31/94   3/31/95   3/29/96
- ----------------    ------   --------  ---------- --------  --------  --------
CLCI Stock Price   100       59.615      13.846     55.385    54.708    76.923

Nasdaq US Index     100      127.453     146.514    158.148   175.925   238.833

Nasdaq Non
   Financial Index  100      124.512     134.335    147.38    161.489   217.822


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
- -----------------------------------------------
Since April 1, 1995, the Company has issued in private placements a total of 190,000 shares of stock ranging in price from $4.00 per share to $5.75 per share to Fidelity Investment Services, whose affiliates have filed a Schedule 13D with the Securities and Exchange Commission indicating that they hold in excess of five percent of the Company's outstanding Common Stock in their capacity as discretionary manager for a number of investment funds. See "Security Ownership of Certain Beneficial Owners and Management".

Since April 1, 1995, the Company has issued in private placements a total of 90,000 shares of stock at a price of $5.75 per share to Morgan Stanley Asset Management, Inc., an affiliate of Morgan Stanley Group, Inc., who filed a
Schedule 13G with the Securities and Exchange Commission indicating that it may be deemed to be the indirect beneficial owner of in excess of five percent of the Company's outstanding Common Stock in its capacity as an Investment Advisor. See "Security Ownership of Certain Beneficial Owners and Management". In addition, in June 1996, the Company received Standby Purchase Commitments from Morgan Stanley Asset Management, Inc. for $3,000,000 of Series A
Preferred Stock. Morgan Stanley Asset Management, Inc., along with other subscribers in this offering, provided irrevocable Standby Purchase Commitments to purchase shares of the Company's Series A Preferred Stock, at the option of the Company, if certain conditions are satisfied on or before September 15, 1996. See "Proposal 2- Approval of Amendment to Certificate of Incorporation."

In March 1996, the Company issued in a private placement a total of 250,000 shares of stock at $5.75 per share to The Capital Group Companies, Inc., who filed a Schedule 13G with the Securities and Exchange Commission indicating that it holds in excess of five percent of the Company's outstanding Common Stock in its capacity as discretionary manager for a number of investment funds. See "Security Ownership of Certain Beneficial Owners and Management".

In connection with a private placement in October 1995, the Company issued 82,317 shares at a price of $4.10 per share to a corporation of which Mr. J.F.R. Hammond, a director of the Company, is an affiliate. See "Security Ownership of Certain Beneficial Owners and Management".

In February 1995, L.H. Friend, Weinress, Frankson & Presson, Inc. ("L.H. Friend"), an investment banking firm which is an affiliate of Mr. Weinress, entered into an agreement with the Company pursuant to which L.H. Friend provided investment banking services with respect to the development by the Company of its water resources at its Piute property. As compensation for these services, the Company agreed to pay to L. H. Friend a retainer fee of $2,000 per month through July 31,1995. In addition, the Company has paid the Weinress Group, a consulting firm which is an affiliate of Mr. Weinress, consulting fees totaling $55,950 since April 1, 1995. A fee in the amount of $217,500 will be paid to L. H. Friend for services rendered in connection with the placement of the Series A Preferred Stock.

On April 20, 1995, the Company granted a total of 50,000 incentive stock options at the exercise price of $4.25 per share (representing the fair market value as of the date of such grant) to Mr. Peterson. The vesting of these options is conditioned upon certain criteria to be established by the Board of Directors. None of these options have become vested. See "Executive Compensation".

On September 13, 1996, the Company granted an aggregate of 400,000 incentive stock options, at the exercise price of $4.50 per share to Timothy J. Shaheen in consideration of Mr. Shaheen's employment as Chief Executive Officer of Sun World. The vesting of 300,000 of these options is subject to the satisfaction of certain performance criteria which are either tied to the performance of Sun World or are subject to the discretion of the Company's Board of Directors.

On September 13, 1996, the Company granted an aggregate of 200,000 incentive stock options, at the exercise price of $4.50 per share to Stanley E. Speer in consideration of Mr. Speer's employment as Chief Financial Officer and Secretary of Sun World. The vesting of these options is subject to the satisfaction of certain performance criteria which are either tied to the performance of Sun World or are subject to the discretion of the Company's Board of Directors.

The grant by the Company of additional incentive stock options is intended to provide compensation in a manner designed to preserve the cash resources of the Company while providing significant ongoing incentives for management performance based upon an increase of the Company's value to its stockholders.

The Company believes that the terms of the foregoing transactions were at least as favorable to the Company as those which could have been negotiated in arm's length transactions with unaffiliated third parties.

                   PROPOSAL 2

      APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION
        TO INCREASE THE NUMBER OF AUTHORIZED SHARES
                  OF COMMON STOCK


The Board of Directors of the Company has unanimously adopted a resolution recommending to the stockholders the adoption of an amendment of the Certificate of Incorporation of the Company to increase the authorized number of shares of Common Stock, $0.01 par value, from 24,000,000 to 45,000,000.

The Company's Certificate of Incorporation currently provides that the authorized capital of the Company is 24,100,000 shares, consisting of 24,000,000 shares of Common Stock, $0.01 par value, and 100,000 shares of Preferred Stock, $0.01 par value. The Board has determined that it is in the best interests of the Company to have additional shares of Common Stock authorized and available for issuance upon conversion of the Company's Series A Preferred Stock (described below) and, as the need arises, for possible future financing transactions, asset purchases, stock dividends or splits, issuances under the Company's proposed 1996 Stock Option Plan and for other general corporate purposes. The Company currently has no specific plans, arrangements or understandings to issue any additional shares of Common Stock other than as described herein.

In June 1996, the Company received Standby Purchase Commitments for $30,000,000 of preferred stock, designated as Series A Preferred Stock, $0.01 par value ("Series A Preferred Stock"), with the ability to accept up to an additional $5,000,000 in Standby Purchase Commitments (the "Series A Offering"). In connection with the Series A Offering, the Company's Board of Directors has approved the issuance of up to 60,000 Shares of Series A Preferred Stock.

Currently, the Series A Preferred Stock is not convertible. However, by its terms, the Series A Preferred Stock will become convertible into shares of Common Stock at the option of the holder following the approval by stockholders of this proposal and the filing of an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of Common Stock available for issuance by the Company to 45,000,000 (the "Amendment"). At such time, the Series A Preferred Stock will also become convertible into shares of Common Stock at the option of the Company; exercisable at any time between the filing of the Amendment and six (6) months following the filing of the Amendment; provided, however, that the Company may require such mandatory conversion only of all of the outstanding shares of Series A Preferred Stock, and not of any lesser number of such shares; and provided further, that no such mandatory conversion may occur on or before the first anniversary of issuance of the Series A Preferred Stock unless, prior to the date of mandatory conversion (the "Mandatory Conversion Date"), the Company shall have paid to the holder of the Series A Preferred Stock so converted an amount equal to the difference between (a) the total dividends which the holder would have received during the first full year after issuance with respect to the Series
A Preferred Stock so converted, had such shares not been converted; and (b) the amount of any dividends accrued and/or received with respect to such shares as of the Mandatory Conversion Date.

The Series A Preferred Stock, upon becoming convertible, will have an initial conversion price of $4.50 per share. This initial conversion price will automatically be reduced to $3.75 per share if the bid price of the Company's Common Stock has not averaged at least $5.25 per share during the 90 day period prior to the filing of the Amendment. Other anti-dilution adjustments to the conversion price will continue to apply.

Holders of the Series A Preferred Stock are entitled to cumulative dividends initially payable at a rate of six percent (6%) per annum. Dividends will be payable semi-annually on March 31 and September 30 of each year (each of such dates being a "Dividend Payment Date" and each period between such dates (or the date of issue, if earlier) being a "Dividend Period") commencing on the first Dividend Payment Date following the date of issuance of the Series A Preferred Stock. Dividends are fully cumulative and will accrue (whether or not accrued or declared) from the date of issuance. In the event the stockholders of the Company have not approved the Amendment on or before December 31, 1996, so as to permit conversion of the Series A Preferred Stock, then the annual dividend rate on the Series A Preferred Stock will be increased, commencing on January 1, 1997, to twelve percent (12%), and will remain at twelve percent (12%) until such time as the stockholders of the Company have approved the Amendment, whereupon the annual rate will immediately be decreased to six percent (6%).

Holders of Series A Preferred Stock are entitled, subject to the rights of creditors, in the event of any voluntary or involuntary liquidation of the Company to an amount in cash equal to $10,000 for each share outstanding and for each share issuable with respect to all accrued and unpaid dividends. The Series A Preferred Stock shall, with respect to the payment of dividends and upon liquidation, dissolution, or winding up, rank senior and prior to the Company's Common Stock, and on a parity with any other class or series of preferred stock of the Company. Except as provided by law, holders of Series A Preferred Stock shall not be entitled to vote upon any matter submitted to a vote of the Company's stockholders, including this proposal and the other proposals described herein.

As of September 13, 1996, the Company had 21,296,943 shares of Common Stock outstanding. As of such date, the Company had also reserved for issuance, an additional 2,051,000 shares upon exercise of outstanding stock options, an additional 240,000 shares upon exercise of outstanding stock warrants, and an additional 1,414,428 shares upon conversion of outstanding shares of 6% Convertible Series B Preferred Stock, assuming a conversion price of $3.8622 per share which is 85% of the prior ten day average bid price on September 16, 1996.

Although this proposal is not intended to be an anti-takeover measure, the increase in authorized capital with a subsequent issuance of equity securities could impede a potential takeover by, for example, diluting the stock ownership of persons attempting to gain control of the Company, or placing a large amount of the Company's securities in the hands of individuals or entities favorable to management.

If approved by the stockholders of the Company, Subsection A of Article Four of the Company's Certificate of Incorporation will be amended to read in full as follows:

"Fourth:

A. The total number of shares of all classes of stock which the Corporation shall have the authority to issue is Forty-five Million One Hundred Thousand (45,100,000), consisting of:

      (1) Forty-five Million (45,000,000) shares of Common Stock, par value one cent ($.01) per share (the "Common Stock"); and

      (2) One Hundred Thousand (100,000) shares of Preferred Stock, par value one cent ($.01) per share (the "Preferred Stock")."

Upon approval, the Board of Directors, without further stockholder action, shall be able to provide for the issuance from time to time of authorized but unissued shares of the Common Stock of the Company and to determine and approve the consideration and other terms for which shares are to be issued.

The affirmative vote of the holders of a majority of shares of Common Stock outstanding is required to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 2

                   PROPOSAL 3

            APPROVAL OF 1996 STOCK OPTION PLAN

The Board of Directors of the Company has unanimously adopted a resolution recommending to the stockholders the adoption of the Cadiz Land Company, Inc. 1996 Stock Option Plan (the "Plan").

GENERAL. The purpose of the Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company and its Subsidiaries and affiliates, by offering them an opportunity to participate in the Company's future performance through awards of Options. Under the Plan, stock options
("Plan Options") may be granted to certain directors, officers, employees, consultants, independent contractors and advisors of the Company or its subsidiaries or affiliates. By encouraging stock ownership, the Company seeks to attract, retain and motivate such persons and to encourage such employees and persons to devote their best efforts to the business and financial success of the Company. The Company also believes that stock incentive programs, such as the Plan, are commonly employed by companies as an important element of a total compensation program. It is intended that the Plan will comply with the requirements of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "1934 Act") and Rule 16b-3 promulgated thereunder. The Company believes that compliance with these rules is beneficial to recipients of options under the Plan because of the favorable treatment of such options under the "short-swing" profit rules of Section 16 of the 1934 Act.

Subject to adjustment in certain circumstances as discussed below, the Plan authorizes up to 3,000,000 shares of Common Stock for issuance pursuant to Plan Options granted under the terms of the Plan. If and to the extent Plan Options expire or are terminated for any reason without being exercised, the shares of Common Stock subject to such Plan Options again will be available for purposes of the Plan.

ADMINISTRATION OF THE PLAN. The Plan will be administered by a committee of the Board ("the Committee") or the Board acting as the Committee. The Committee will have the sole discretion, subject to certain limitations, to interpret the Plan; to select Plan Participants; to determine the type, size, terms and conditions of awards under the Plan; to authorize the grant of such awards; and to adopt, amend and rescind rules relating to the Plan. While the Committee will have full power to implement and carry out the Plan, grants of Plan Options to directors must be carried out in accordance with the terms of the Plan, as discussed below. All determinations of the Committee will be conclusive. All expenses of administering the Plan will be borne by the Company.

GRANTS. Grants under the Plan may consist of: (i) options intended to qualify as incentive stock options ("ISOs") with the meaning of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) so-called "non-qualified stock options" that are not intended to so qualify ("NQSOs"), or (iii) a combination thereof.

ELIGIBILITY. Employees, officers, consultants, and certain directors and advisors of the Company and its subsidiaries and affiliates whom the Board deems to have contributed significantly to the Company or who have the potential to contribute to the future success of the Company will be eligible to receive any of the different types of awards under the Plan. Directors who are not employees of the Company will be entitled to receive only NQSOs under the Plan.

OPTIONS - NON-DIRECTOR PARTICIPANTS. The Plan permits the Committee to grant Plan Options either as ISOs or as NQSOs, and allows the Committee to establish, as to any participant, the number of Plan Options, exercise price, exercise term (subject to a maximum of ten years), and other terms and conditions. Subject to the foregoing, the option exercise price for each share covered by a Plan Option may not be less than 85% of the fair market value of a share of Common Stock on the date of grant of such Plan Option; however, in the case of an ISO, the price shall be no less than 100% of the fair market value of a share of Common Stock at the time such option is granted; and in the case of an ISO granted to a ten percent stockholder, the exercise price will be no less than 110% of the fair market value of the Common Stock on the date of grant. The recipient may pay the exercise price by (i) cancellation of indebtedness of the Company to the Participant, (ii) by surrender of shares of the Company's Common Stock that have been owned by the Participant for more than six months and have been paid for within the meaning of Rule 144 promulgated under the Securities Act of 1933, as amended, or were obtained by the Participant in the public market and are clear of all liens, claims, encumbrances and security interests; (iii) by waiver of compensation due to the Participant for services rendered; (iv) provided a public market exists for the Company's stock, through a same day sale of the shares acquired upon exercise of an Option, subject to applicable securities laws; and (v) by any combination of the foregoing.

AMENDMENT AND TERMINATION OF THE PLAN. The Board may amend or terminate the Plan at any time; provided, however, that the Board may not, without the approval of stockholders, amend the Plan in any manner that requires such stockholder approval pursuant to the Code or pursuant to the 1934 Act or Rule 16b-3 thereunder, and the terms and conditions of any awards to directors shall not be amended more than once every six months, other than to comply with changes in the Code or ERISA. According to its terms, the Plan will terminate 10 years from the effective date.

ADJUSTMENT PROVISIONS. In the event of a stock split, stock dividend, combination or exchange of shares, merger, consolidation, reorganization, recapitalization or similar transaction, an appropriate adjustment shall be made to the number of shares of Common Stock (and the exercise price per share) subject to the unexercised portion of any outstanding Plan Option; provided, however, that in the event of a merger, consolidation, liquidation or sale of the Company in a transaction in which the Company is not to be the surviving entity, the Board has the right to accelerate vesting of all options so that they become exercisable within the 30-day period preceding the merger, consolidation, liquidation or sale.

The following resolution will be offered at the meeting:

RESOLVED, that the Cadiz Land Company, Inc. 1996 Stock Option Plan in the form attached hereto as Exhibit A be adopted by the Company.

The affirmative vote of the holders of a majority of shares of Common Stock entitled to vote at the meeting is required to approve the Plan.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 3

                   PROPOSAL 4

        APPROVAL OF INDEPENDENT AUDITORS


The Board of Directors is recommending the ratification of its selection of Price Waterhouse LLP as the Company's independent certified public accountants to audit the financial statements of the Company for the 1997 fiscal year. Although ratification of the choice of auditors is not required, the Board believes such ratification to be in the best interests of the Company. In the event such approval of stockholders is not received, the Board will select another firm to audit the Company's financial statements. Price Waterhouse LLP has advised the Company that neither it nor any of its partners or associates has any direct or indirect financial interest in or any connection with the Company other than as accountants and auditors. A representative of Price Waterhouse LLP is expected to be present and available to answer appropriate questions at the Annual Meeting, and will be given the opportunity to make a statement if desired.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 4


                   OTHER MATTERS

The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matter shall properly come before the Annual Meeting, the proxy holders named in the proxy accompanying this statement will have discretionary authority to vote all proxies in accordance with their best judgment.


               STOCKHOLDER PROPOSALS

Any stockholder who wishes to present resolutions to be included in the proxy statement for the Company's next Annual Meeting (for the fiscal year ending March 31, 1997) must file such resolutions with the Company not later than May 2, 1997.

              ADDITIONAL INFORMATION

This Proxy Statement is accompanied by the Company's Annual Report and Form 10-K for the fiscal year ended March 31, 1996 (the "10-K"). Exhibits to the 10-K will be made available to stockholders for a reasonable charge upon their written request to the Company, Attention: Ms. Susan K. Chapman, 10535 Foothill Boulevard, Suite 150, Rancho Cucamonga, California 91730.


Rancho Cucamonga, California    By Order of the Board of Directors
September 23, 1996


             CADIZ LAND COMPANY, INC.
10535 Foothill Boulevard, Suite 150 Rancho Cucamonga, California 91730

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

     The undersigned, as owner of shares of Common Stock of Cadiz Land Company, Inc., a Delaware corporation (the "Company") hereby acknowledges receipt of the Proxy Statement and the notice of the stockholders meeting to be held on November 8, 1996, at 9:00 a.m. local time, at the Westwood Marquis Hotel and Gardens located at 930 Hilgard Avenue, Los Angeles, California, and hereby further revokes all previous proxies and appoints Keith Brackpool and/or
Susan K. Chapman as proxy of the undersigned at said meeting and any adjournments thereof with the same effect as if the undersigned were present and voting the shares.

(1) For the election of the following persons as directors of the Company to serve until the 1997 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

 Dwight W. Makins, Keith Brackpool, J.F.R. Hammond, Stephen D. Weinress

[ ]  AUTHORITY GRANTED to vote     [  ]  AUTHORITY WITHHELD to
     for all nominees listed             vote for all nominees listed above.
     above, except as indicated
     to the contrary below.

(INSTRUCTION: TO VOTE AGAINST ANY NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

- --------------------------------------------------------------------------

(2) For the amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 24,000,000 to 45,000,000, as described in Proposal 2.

     [  ]  FOR    [  ] AGAINST   [  ]  ABSTAIN

(3) For approval and adoption of the Company's 1996 Stock Option Plan as described in Proposal 3.

     [  ]  FOR    [  ] AGAINST      [  ]   ABSTAIN

          (Continued on the reverse side)

            (Continued from other side)

(4) For ratification of the appointment of Price Waterhouse LLP as the independent certified public accountants of the Company to audit the Company's financial statements for the 1997 fiscal year.

     [  ]  FOR    [  ]  AGAINST     [  ] ABSTAIN

(5) In their discretion upon such other matters as may properly come before this meeting.

                  THE SHARES REPRESENTED BY THIS PROXY WILL
                  BE VOTED AS YOU HAVE INDICATED ABOVE.  IF NO
                  INDICATION HAS BEEN MADE, THE SHARES
                  REPRESENTED BY THIS PROXY WILL BE VOTED FOR
                  THE ABOVE NOMINEES AND IN FAVOR OF SUCH
                  PROPOSALS AND AS SAID PROXY DEEMS ADVISABLE
                  ON SUCH OTHER BUSINESS AS MAY PROPERLY
                  COME BEFORE THE MEETING.

                  Dated:  ------------------------------, 1996
                  --------------------------------------------
                  --------------------------------------------
                  (Sign exactly as your name appears on your share certificate.)

 When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners should sign. If a corporation, sign in full corporation name by President or other authorized officer. If a partnership, sign in partnership name by authorized person. Persons signing in a fiduciary capacity should indicate their full title in such capacity.


                                EXHIBIT A
                         CADIZ LAND COMPANY, INC.
                          1996 STOCK OPTION PLAN



     1.   PURPOSE

          The purpose of the Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company and its Subsidiaries and Affiliates, by offering them an opportunity to participate in the Company's future performance through awards of Options.

          Capitalized terms not defined in the text are defined in Section 20.

     2.   SHARES SUBJECT TO THE PLAN

          2.1 NUMBER OF SHARES AVAILABLE. Subject to Sections 2.2 and 14, the total number of Shares reserved and available for grant and issuance pursuant to the Plan shall be 3,000,000 Shares, provided, however, that the maximum number of Shares that may be issued under the Plan to each Participant who is subject to Section 162(m) of the Code shall be limited to 750,000 Shares. Subject to Sections 2.2 and 14, Shares reserved for issuance pursuant to Options granted under this Plan shall again be available for grant and issuance, in connection with future Options under the Plan, that: (a) are subject to issuance upon exercise of an Option, but cease to be subject to such Option for any reason other than exercise of such Option, or (b) are subject to an Option that otherwise terminates without such Shares being issued and for which the participant did not receive any benefits of ownership.

          2.2 ADJUSTMENT OF SHARES. In the event that the number of outstanding shares of the Company's Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then: (a) the number of Shares reserved for issuance under the Plan, and (b) the Exercise Prices of and number of Shares subject to outstanding Options, shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share shall not be issued, but shall either be paid in cash at Fair Market Value or shall be rounded up to the nearest Share, as determined by the Committee; and provided, further, that the Exercise Price of any Option may not be decreased to below the par value of the Shares.

     3.   ELIGIBILITY

          3.1 ELIGIBILITY OF EMPLOYEES, CONSULTANTS AND INDEPENDENT CONTRACTORS. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees ) of the Company or of a Subsidiary of the Company. NQSOs may be granted to employees, officers, consultants, independent contractors and advisers of the Company or any Subsidiary or Affiliate of the Company; provided, however, that such consultants, contractors and advisers render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. A person may be granted both ISOs and NQSOs under the Plan.

     4    ADMINISTRATION.

          4.1 COMMITTEE AUTHORITY. The Plan shall beadministered by the Committee or the Board acting as the Committee. Subject to the purposes, terms and conditions of the Plan, and to the direction of the Board, the Committee shall have full power to implement and carry out the Plan. The Committee shall have the authority to:

               (a) construe and interpret the Plan, any Option Agreement and any other agreement or document executed pursuant to the Plan;

               (b) prescribe, amend and rescind rules and regulations relating to the Plan;

               (c)  select persons to receive Options;

               (d)  determine the form and terms of Options;

               (e) determine the number of Shares or other consideration subject to Options;

               (f) determine whether Options will be granted singly, in combination or in tandem with, in replacement of, or as alternatives to, other Options under the Plan or any other incentive or compensation plan of the Company or any Subsidiary or Affiliate of the Company;

               (g)  grant waivers of Plan or Option conditions;

               (h) determine the vesting, exercisability and payment of Options and to accelerate the vesting and/or exercisability of Options, as provided herein;

               (i) correct, any defect, supply any omission, or reconcile any inconsistency in the Plan, any Option or any Option Agreement;

               (j)  determine whether an Option has been earned; and

               (k) make all other determinations necessary or advisable for the administration of the Plan.

          4.2 COMMITTEE DISCRETION. Any determination permitted to be made by the Committee under the Plan with respect to any Option shall be made in its sole discretion at the time of grant of the Option or, unless in contravention of any express term of the Plan or Option, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Option under the Plan.

          4.3 COMPOSITION OF COMMITTEE. The Committee shall be comprised of either (i) at least two members of the Board, all of whom are both Outside Directors and Non-employed Directors; or (ii) the Board acting as the Committee. It is the intent of the Company that the Plan and Options hereunder satisfy and be interpreted in a manner, that, in the case of Participants who are or may be Insiders, satisfies the applicable requirements of Rule 16b-3 (or its successor) of the Exchange Act. If any provision of the Plan or of any Option would otherwise conflict with the intent expressed in this Section 4.3, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict.

     5.   GRANT AND EXERCISE OF OPTIONS

          5.1 GRANT OF OPTIONS. Except as otherwise limited herein, the Committee may grant Options to eligible persons pursuant to this Section
5.1 and shall determine whether such Options shall be Incentive Stock Options within the meaning of the Code ("ISOs") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

               5.1.1 FORM OF OPTION GRANT. Each Option granted shall be evidenced by an Option Agreement, which shall expressly identify the Option as an ISO or NQSO ("Stock Option Agreement"), and be in such form and contain such provisions (which need not be the same for each Participant receiving an Option) as the Committee shall from time to time approve, and which shall comply with and be subject to the terms and conditions of the Plan. The Committee may in its discretion include in any NQSO granted under the Plan a condition that the Participant shall agree to remain in the employ of, and to render services to, the Company or any of its Subsidiaries for a period of time (specified in the agreement) following the date the NQSO is granted.

               5.1.2 DATE OF GRANT. The date of grant of an Option shall be the date on which the Committee makes the determination to grant such Option. The Stock Option Agreement and a copy of the Plan will be delivered to the Participant within a reasonable time after the granting of such Option.

               5.1.3 EXERCISE PERIOD. Options shall be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement; provided, however:

               (a) no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted;

               (b) no ISO granted to a person who directly or by attribution owns more than Ten Percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary of the Company ("Ten Percent Stockholder") shall be exercisable after the expiration of five (5) years from the date the Option is granted.

               5.1.4 EXERCISE PRICE. The Exercise Price shall be determined by the Committee when an Option is granted and may be not less than (i) 85% of the Fair Market Value of the Shares on the date of grant, or (ii) the par value of the Shares; provided, however, that:

                    (i) the Exercise Price of an ISO shall be not less than 100% of the Fair Market Value of the Shares on the date of grant, and

                    (ii) the Exercise Price of any ISO granted to a Ten
               Percent Stockholder shall not be less than 110% of the Fair Market Value of the Shares on the date of grant.

Payment for the Shares purchased may be made in accordance with Section 6 of the Plan.

               5.1.5 METHOD OF EXERCISE. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant receiving an Option pursuant to the
Plan), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding Participant's investment intent, access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

               5.1.6 TERMINATION. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option shall always be subject to the following:

               (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options, only to the extent that such Options would have been exercisable upon the Termination Date, no later than ninety (90) days after the Termination Date, but in any event, no later than the expiration date of the Options.

               (b) If the Participant is terminated because of death or Disability, then the Participant's Options which are ISO's may be exercised, only to the extent that such Options would have been exercisable by Participant on the Termination Date, and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than one hundred eighty (180) days after the Termination Date, but in any event no later than the expiration date of the Options.

               5.1.7 LIMITATIONS ON EXERCISE. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

               5.1.8 LIMITATIONS ON ISOS. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company or any Affiliate or Subsidiary of the Company) shall not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, the Options for the first $100,000 worth of Shares to become exercisable in such calendar year shall be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year shall be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of the Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be automatically incorporated herein and shall apply to any Options granted after the effective date of such amendment.

               5.1.9 MODIFICATION, EXTENSION OR RENEWAL. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected, by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.1.4 of the Plan for Options granted on the date the action is taken to reduce the Exercise Price; provided, further, that the Exercise Price shall not be reduced below the par value of the Shares.

               5.1.10 NO DISQUALIFICATION. Notwithstanding any other provision in the Plan, no term of the Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under
Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

          5.2  ACCELERATED VESTING.

               5.2.1 Notwithstanding Sections 5.1.3(b), the Committee shall have the authority to accelerate the exercisability of Options granted pursuant to the terms of this Plan, provided however, that the acceleration of exercisability shall be conditioned upon inclusion in the Option agreements with Participants of such provisions and restrictions as are necessary to permit stock issued upon exercise of such Options to continue to qualify for the exception from Section 16(b) of the Securities Act as is provided under Rule 16(b)(3)(a),(b) and (c).

               5.2.2 Notwithstanding anything herein to the contrary, if a Change in Control of the Company occurs or if the Committee determines in its sole discretion that an Acceleration Event has occurred, then all Options shall become fully exercisable as of the date such Change in Control occurred or the Committee determines that an Acceleration Event has occurred, provided however, that the acceleration of exercisability shall be subject to the imposition of such restrictions on transferability of shares of Common Stock subject to such Options, as are necessary to permit stock issued upon exercise of such Options to continue to qualify for the exception from Section 16(b) of the Securities Act as is provided under Rule 16(b)(3)(a),(b) and (c).

     6.   PAYMENT FOR SHARE PURCHASES

          6.1 PAYMENT. Payment for Shares purchased pursuant to the Plan may be made in cash (by check or equivalent) or, where expressly approved by the Committee and permitted by law by:

               (a) by cancellation of indebtedness of the Company to the Participant;

               (b) by surrender of shares of the Company's Common Stock that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of Rule 144 of the Securities Act; or were obtained by Participant in the public market; and,
(2) are clear of all liens, claims, encumbrances or security interests;

               (c) by waiver of compensation due or accrued to Participant for services rendered;

               (d) provided that a public market for the Company's stock exists and subject to the ability of the Participant to sell Shares in compliance with applicable securities laws:

                    (i) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased in order to pay the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                    (ii) through a "margin" commitment from the
               Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

          (e)  by any combination of the foregoing.

          Notwithstanding the foregoing, the Exercise Price of an Option held by a director who is not an employee shall be paid either (i) in cash; or (ii) pursuant to subsection (a) of this Section 6.1, or (iii) by any combination of the foregoing (i) and (ii).

     7.   WITHHOLDING TAXES

          7.1 WITHHOLDING GENERALLY. Whenever Shares are to be issued in satisfaction of Options granted under the Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares.

     8.   PRIVILEGES OF STOCK OWNERSHIP

          8.1 VOTING AND DIVIDENDS. No Participant shall have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant shall be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares.

          8.2 FINANCIAL STATEMENTS. The Company shall provide financial statements to each Participant annually during the period such Participant has Options outstanding, provided, however, that the Company shall not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

     9.   TRANSFERABILITY

          Options granted under the Plan, and any interest therein, shall not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Option Agreement provisions relating thereto. During the lifetime of the Participant, an Option shall be exercisable only by the Participant, and any elections with respect to an Option, may be made only by the Participant.

     10.  CERTIFICATES

          All certificates for Shares or other securities delivered under the Plan shall be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed.

     11.  EXCHANGE AND BUY OUT OF OPTIONS

          The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Options in exchange for the surrender and cancellation of any or all outstanding Options. The Committee may at any time buy from a Participant an Option previously granted with payment in cash, Shares or other consideration, based on such terms and conditions as the Committee and the Participant shall agree.

     12.  SECURITIES LAW AND OTHER REGULATORY COMPLIANCE

          An Option shall not be effective unless such Option is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed, as they are in effect on the date of grant of the Option and also on the date of exercise or other issuance. Notwithstanding any other provision in the Plan, the Company shall have no obligation to issue or deliver certificates for Shares under the Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.

     13.  NO OBLIGATION TO EMPLOY

          Nothing in the Plan or any Option granted under the Plan shall confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company, or any Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

     14.  CHANGES IN THE COMPANY'S CAPITAL STRUCTURE

          The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any other corporate act or proceeding, whether of a similar character or otherwise.

          If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of its Common Stock outstanding, without receiving compensation therefor in money, services or property, then (i) the number, class, and per share price of Shares subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle a Participant to receive upon exercise thereof (and, if relevant, for the same aggregate cash consideration), the same total number and class of shares as such Participant would have received had such Participant exercised such Option in full immediately prior to such event; and (ii) the number and class of shares with respect to which Options may be granted under the Plan shall be adjusted by substituting for the total number of shares of Common Stock then reserved that number and class of shares of stock that would have been received by the owner of an equal number of outstanding shares of Common Stock as the result of the event requiring the adjustment.

          After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each holder of an outstanding Option shall, at no additional cost, be entitled to receive upon exercise of such Option (subject to any required action by stockholders of the Company) in, lieu of the number of Shares as to which such Option shall then be so exercisable, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of shares of Common Stock equal to the number of shares as to which such Option shall be so exercised.

          If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company is liquidated, or sells or otherwise disposes of substantially all its assets to another corporation while unexercised Options remain outstanding under the Plan, (i) subject to the provisions of clause (ii) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding Option shall be entitled to receive upon exercise of such Option in lieu of shares of Common Stock, shares of such stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation or sale; or (ii) all outstanding Options may be canceled by the Board as of the effective date of any such merger, consolidation, liquidation or sale provided that: (x) notice of such cancellation shall be given to each holder of an Option, and (y) each holder of an Option shall have the right to exercise such Option to the extent that the same is then exercisable or, if the Board shall have accelerated the time for exercise of all unexercised and unexpired Options, in full during the 30-day period preceding the effective date of such merger, consolidation, liquidation or sale.

          Except as expressly provided above, the issue by the Company of shares of stock of any class, securities convertible into shares of stock of any class, for cash, property or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares then subject to outstanding Options.

     15.  ADOPTION AND STOCKHOLDER APPROVAL

          The Plan shall become effective on the date that it is adopted by the Board (the "Effective Date"). The Company shall submit the Plan for approval by the stockholders of the Company at the next annual meeting of stockholders of the Company to obtain the advantages under NASD, IRS, Securities and Exchange Commission and other regulations that approval of stockholders may bestow, provided however, that Options granted under the Plan shall be conditioned upon stockholder approval of the Plan within one year of adoption by the Board.

     16.  TERM OF PLAN

          The Plan will terminate ten (10) years from the Effective Date.

     17.  AMENDMENT OR TERMINATION OF PLAN

          The Board may at any time terminate or amend the Plan in any respect, including without limitation amendment of any form of Option Agreement or instrument to be executed pursuant to the Plan; provided, however, that:

          (a) the Board shall not, without the approval of the stockholders of the Company, amend the Plan in any manner that requires such stockholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or pursuant to the Exchange Act or Rule 16b-3 (or its successor), as amended, thereunder; and

          (b) the terms and conditions of any awards of Options to Directors and the category of persons eligible to be awarded such shares under the Plan shall not be amended more than once every six months, other than to comply with changes in the Code or ERISA, or the rules and regulations thereunder.

     18.  NON-EXCLUSIVITY OF THE PLAN

          Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     19.  GOVERNING LAW

          The Plan and all agreements, documents and instruments entered into pursuant to the Plan shall be governed by and construed in accordance with the internal laws of the State of California, excluding that body of law pertaining to conflict of laws.

     20.  DEFINITIONS

          As used in the Plan, the following terms shall have the following meanings:

          "Acceleration Event" means    but is not limited to, any Change
of Control of the Company or other event determined in the discretion of the Committee.

          "Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with" means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

          "Board" means the Board of Directors of the Company.

          "Change in Control" means the occurrence of any of the following events:

          (A) when the Company acquires actual knowledge that any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange
Act) directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then-outstanding securities;

          (B) upon the first purchase of Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company);

          (C) upon the approval by the Company's shareholders of: (i) a merger or consolidation of the Company with or into another corporation, which does not result in any capital reorganization or reclassification or other change in the Company's then-outstanding shares of Common Stock),
(ii) a sale or disposition of all or substantially all of the Company's assets, or (iii) a plan of liquidation or dissolution of the Company;

          (D) if during any period of two consecutive years, the individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of each new director is approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or

          (E) if the Board of Directors or any designated committee determines, in its sole discretion, that any person (such as that term is used in Sections 13(d) and 14(d) of the Exchange Act) directly or indirectly exercises a controlling influence over the management or policies of the Company.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Committee" means the committee appointed by the Board to administer the Plan, or if no committee is appointed, the Board.

          "Company" means Cadiz Land Company, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

          "Disability" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

          "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

               (a) if such Common Stock is then quoted on the Nasdaq National Market System, its last reported sale price on the Nasdaq National Market or, if no such reported sale takes place on such date, the average of the closing bid and asked prices;

               (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, the last reported sale price or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

               (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported by the Wall Street Journal, for the over-the-counter market; or

               (d) if none of the foregoing is applicable, by the Board of Directors of the Company in good faith.

          "Insider" means an officer or director of the Company or other person whose transactions in the Company's Common Stock are subject to
Section 16 of the Exchange Act.

          "Nonemployee Director" means an director of the Company defined in Rule 16b-3(b)(i) of the Exchange Act.

          "Option" means an option to purchase Shares of Common Stock of the Company pursuant to Section 5.

          "Option Agreement" means, with respect to each Option, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Option.

          "Outside Director"  means any outside director as defined in
Section 162(m) of the Code and the regulations issued thereunder.

          "Participant" means a person who receives an Option under the Plan.

          "Plan" means this Cadiz Land Company, Inc., 1996 Stock Option Plan, as amended from time to time.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Shares" means shares of the Company's Common Stock, $0.01 par value, reserved for issuance under the Plan, as adjusted pursuant to Sections 2 and 14, and any security issued in respect thereto or in replacement therefor.

          "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          "Termination" or "Terminated" means, for purposes of the Plan with respect to a Participant, that the Participant has ceased to provide services as an employee, director, consultant, independent contractor or adviser, to the Company or a Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee shall have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

                            TABLE OF CONTENTS



1.   PURPOSE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

2.   SHARES SUBJECT TO THE PLAN. . . . . . . . . . . . . . . . . . . . .1

     2.1  Number of Shares Available . . . . . . . . . . . . . . . . . .1
     2.2  Adjustment of Shares.. . . . . . . . . . . . . . . . . . . . .1

3.   ELIGIBILITY . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

     3.1  Eligibility of Employees, Consultants and Independent
          Contractors. . . . . . . . . . . . . . . . . . . . . . . . . .1

4.   ADMINISTRATION. . . . . . . . . . . . . . . . . . . . . . . . . . .2

     4.1  Committee Authority. . . . . . . . . . . . . . . . . . . . . .2
     4.2  Committee Discretion . . . . . . . . . . . . . . . . . . . . .3
     4.3  Composition of Committee . . . . . . . . . . . . . . . . . . .3

5.   GRANT AND EXERCISE OF OPTIONS . . . . . . . . . . . . . . . . . . .3

     5.1  Grant of Options . . . . . . . . . . . . . . . . . . . . . . .3

          5.1.1     Form of Option Grant . . . . . . . . . . . . . . . .3
          5.1.2     Date of Grant. . . . . . . . . . . . . . . . . . . .3
          5.1.3     Exercise Period. . . . . . . . . . . . . . . . . . .3
          5.1.4     Exercise Price . . . . . . . . . . . . . . . . . . .4
          5.1.5     Method of Exercise . . . . . . . . . . . . . . . . .4
          5.1.6     Termination. . . . . . . . . . . . . . . . . . . . .4
          5.1.7     Limitations on Exercise. . . . . . . . . . . . . . .4
          5.1.8     Limitations on ISOs. . . . . . . . . . . . . . . . .5
          5.1.9     Modification, Extension or Renewal . . . . . . . . .5
          5.1.10    No Disqualification. . . . . . . . . . . . . . . . .5

     5.2  Accelerated Vesting. . . . . . . . . . . . . . . . . . . . . .5

6.   PAYMENT FOR SHARE PURCHASES . . . . . . . . . . . . . . . . . . . .6

     6.1  Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . .6

7.   WITHHOLDING TAXES . . . . . . . . . . . . . . . . . . . . . . . . .7

     7.1  Withholding Generally. . . . . . . . . . . . . . . . . . . . .7

8.   PRIVILEGES OF STOCK OWNERSHIP . . . . . . . . . . . . . . . . . . .7

     8.1  Voting and Dividends . . . . . . . . . . . . . . . . . . . . .7
     8.2  Financial Statements . . . . . . . . . . . . . . . . . . . . .7

9.   TRANSFERABILITY . . . . . . . . . . . . . . . . . . . . . . . . . .7

10.  CERTIFICATES. . . . . . . . . . . . . . . . . . . . . . . . . . . .7

11.  EXCHANGE AND BUYOUT OF OPTIONS. . . . . . . . . . . . . . . . . . .8

12.  SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. . . . . . . . . . .8

13.  NO OBLIGATION TO EMPLOY . . . . . . . . . . . . . . . . . . . . . .8

14.  CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. . . . . . . . . . . . .8

15.  ADOPTION AND STOCKHOLDER APPROVAL . . . . . . . . . . . . . . . . 10

16.  TERM OF PLAN. . . . . . . . . . . . . . . . . . . . . . . . . . . 10

17.  AMENDMENT OR TERMINATION OF PLAN. . . . . . . . . . . . . . . . . 10

18.  NONEXCLUSIVITY OF THE PLAN. . . . . . . . . . . . . . . . . . . . 10

19.  GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . . . 10

20.  DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . 11